                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): August 20, 2003

                           Championlyte Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                   000-28223                    65-0510294
           (Commission File Number) (IRS Employer Identification No.)

                        2999 NE 191st Street, Penthouse 2
                        North Miami Beach, Florida 33180
               (Address of Principal Executive Offices)(Zip Code)

                                  (561)394-8881
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 20, 2003, we reacquired the Old Fashioned Syrup Company from InGlobalVest, Inc. The Old Fashioned Syrup Company ("Syrup Company") manufactures and sells a sugar-free, fat-free chocolate flavored syrup. Commencing in 1998, the Syrup Company sold its syrup under its trademark The Old Fashioned Syrup Company(R). We purchased the Syrup Company from InGlobalvest, Inc. and its shareholders for the following consideration:

         1. A total of $135,000 with the initial payment of $20,000 paid on July 21, 2003 and the balance of $115,000 paid on August 20, 2003; and

         2. Settlement of a lawsuit against InGlobalvest, Inc. and its shareholders regarding the Syrup Company.

The total payment of $135,000 was based on the settlement figure of $125,000 plus on additional $10,000 paid pursuant to the section of the settlement agreement that allowed for a capital call to facilitate the capital requirements of the Old Fashioned Syrup Company. Our decision to pay $135,000 for the return of the Old Fashioned Syrup Company was as a result of the infusion of capital into the Old Fashioned Syrup Company by InGlobalvest, the outstanding original loan made to Championlyte by InGlobalvest and a restructuring of the Old Fashioned Syrup Company by InGlobalvest, during their ownership of such business, which reduced some of the outstanding liabilities of such entity. Based on these factors, we believe that the payment of $135,000 for the Old Fashioned Syrup Company was warranted and that the return of such business to us will increase our shareholder value.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired


(b) Pro forma financial information

                  ChampionLyte Holdings, Inc. and Subsidiaries
                Pro Forma Condensed Combined Financial Statements

On August 20, 2003, ChampionLyte Holdings, Inc. ("ChampionLyte") reacquired the Old Fashioned Syrup Company ("Syrup Company") from InGlobalVest, Inc. for a purchase price of $135,000. The acquisition of the Syrup Company was accounted for under the purchase method of accounting.

The attached unaudited pro forma condensed combined balance sheet as of June 30, 2003 and statement of operations for the six months ended June 30, 2003 give effect to the purchase by the Company of the common stock of the Syrup Company for a purchase price of $135,000. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2003 combines the Company's historical results and the Syrup Company's historical results, giving effect to the acquisition as if it had occurred as of January 1, 2003. The unaudited pro forma condensed combined balance sheet combines the Company's balance sheet as of June 30, 2003 with the Syrup Company's balance sheet as of June 30, 2003 giving effect to the acquisition as if it had occurred on June 30, 2003.

The unaudited pro forma condensed combined financial statements were prepared utilizing the accounting principles of the respective entities as outlined in each entity's historical financial statements. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited condensed combined financial statements do not purport to be indicative of the operating results or financial position that would have been achieved had the acquisition taken place on the dates indicated or the results that may be obtained in the future. These unaudited pro forma statements should be read in conjunction with the notes to the unaudited pro forma financial statements.

                                    Contents

Pro Forma Condensed Combined Balance Sheet as of June 30, 2003

Pro Forma Condensed Combined Statement of Operations for the Six
     Month Period Ended June 30, 2003

Notes to Pro Forma Condensed Combined Financial Statements

                  ChampionLyte Holdings, Inc. and Subsidiaries
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2003

                                                                         Syrup           Pro Forma           Pro Forma
                                                    ChampionLyte        Company         Adjustments          Combined
                                                    -------------      ---------        -----------        -------------
ASSETS:
Current assets:
Cash and cash equivalents                          $        1,254      $  26,543                  -        $      27,797
Accounts receivable, net                                   17,956         42,533                  -               60,489
Inventory                                                  18,813              -                  -               18,813
Deposits                                                   16,000              -                  -               16,000
Prepaid expenses                                           14,963         14,000                  -               28,963
                                                    -------------      ---------        -----------        -------------
Total current assets                                       68,986         83,076                  -              152,062

Property and equipment, net                                22,028        108,531                  -              130,559
Intangible asset                                                -              -             78,854 (a)           78,854
                                                    -------------      ---------        -------------      -------------

Total assets                                        $      91,014      $191,607         $    78,854        $     361,475
                                                    =============      ========         ===========        =============

LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIENCY):
Current liabilities:
Accounts payable                                    $     440,443      $  90,728        $    57,420 (c)    $     588,591
Net liabilities of discontinued operations                 57,420              -            (57,420)(c)                -
Notes payable - related party                             105,000              -                  -              105,000
Convertible notes payable                                 281,462              -            135,000 (a)          416,462
Accrued expenses                                          140,176         44,733                  -              184,909
                                                    -------------      ---------        -----------        -------------
Total current liabilities                               1,024,501        135,461            135,000            1,294,962

Series II redeemable convertible preferred stock          395,000              -                  -              395,000
                                                    -------------      ---------        -----------        -------------


Stockholders' equity (deficiency):
Series I convertible preferred stock                            -              -                  -                    -
Series III blank check preferred stock                          -              -                  -                    -
Series IV convertible preferred stock                      93,675              -                  -               93,675
Common stock                                               24,570          2,273             (2,273) (b)          24,570
Additional paid-in capital                             14,104,473              -                  -           14,104,473
Common stock due for services                               8,000              -                  -                8,000
Deferred services                                        (642,971)             -                  -             (642,971)
Deferred compensation                                      (7,989)             -                  -               (7,989)
Accumulated deficit                                   (14,908,245)        53,873            (53,873) (b)     (14,908,245)
                                                    --------------     ---------        ------------       --------------
Total stockholders' equity (deficiency)                (1,328,487)        56,146            (56,146)          (1,328,487)
                                                    --------------     ---------        ------------       --------------

Total liabilities and stockholders'
     equity (deficiency)                            $      91,014      $ 191,607        $    78,854        $     361,475
                                                    =============      =========        ===========        =============


       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                  ChampionLyte Holdings, Inc. and Subsidiaries
         Unaudited Pro Forma Condensed Combined Statement of Operations
                  For the six month period ended June 30, 2003

                                                                     Syrup           Pro Forma           Pro Forma
                                               ChampionLyte         Company         Adjustments          Combined
                                              --------------       -----------      -----------         -------------

Net sales                                     $       17,956       $   313,203      $         -         $     331,159
Cost of sales                                          8,185           218,937                -               227,122
                                              --------------       -----------      -----------         -------------
Gross Profit                                           9,771            94,266                -               104,037

Selling, general and administrative                  730,684           136,942          (57,420) (d)          810,206
                                               -------------       -----------      ------------        -------------

Loss from continuing operations before
     other income (expense)                         (720,913)          (42,676)          57,420              (706,169)

Other income (expense):
Gain on forgiveness of trade payable                 158,998                 -                 -              158,998
Interest and financing expense                      (197,394)                -           (4,050) (e)         (201,444)
                                               --------------      -----------      ------------        --------------
Other income (expense), net                          (38,396)                -           (4,050)              (42,446)
                                               --------------      -----------      ------------        --------------

Net loss before discontinued operations             (759,309)          (42,676)           53,370             (748,615)

Net gain from discontinued operations                 57,420                 -          (57,420) (d)                -
                                               -------------       -----------      ------------        -------------

Net loss                                       $    (701,889)      $   (42,676)     $    (4,050)        $    (748,615)
                                               ==============      ============     ============        ==============

Basic income (loss) per share:
Loss from continuing operations                $        (.07)                                           $        (.07)
Income from discontinued operations                      .01                                                      .00
                                               --------------                                           --------------
                                               $        (.06)                                           $        (.07)
                                               ==============                                           ==============

Weighted average number of common
     shares outstanding - basic                   10,838,595                                               10,838,595
                                               =============                                            ==============


       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                  ChampionLyte Holdings, Inc. and Subsidiaries
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements


(a) Reflects acquisition of the Syrup Company for an aggregate purchase price of $135,000, resulting in an excess of the purchase price over the fair value of the net assets acquired (intangibles) of $78,854. The purchase price and purchase price allocation are summarized as follows assuming the acquisition had occurred on June 30, 2003:

                  Cash paid on behalf of ChampionLyte             $   135,000
                                                                  ===========

         The adjusted purchase price has been allocated as follows:

                  Fair value of net assets acquired               $    56,146
                  Excess of the purchase price over
                      the fair value of net assets                     78,854
                                                                  -----------
                                                                  $   135,000
                                                                  ===========

(b) Represents the elimination of the Syrup Company's stockholders' equity as a result of using the purchase method of accounting.

(c) Represents the reinstatement of payables attributed to the Syrup Company at June 30, 2003.

(d)      Represents  the   reinstatement  of  the  net  gain  from  discontinued
         operations to loss from continuing operations as if Championlyte reacquired the Syrup Company at January 1, 2003.

(e) Represents interest expense resulting from the $135,000 advance on behalf of Championlyte for the acquisition of the Syrup Company. The interest rate is 6.0%.

                     Pro Forma Combined Financial Statements


The following unaudited pro forma combined balance sheet of Championlyte Inc. & Subs (the "Company") as of December 31, 2002 (the "Pro Forma Balance Sheet") and the Unaudited Pro Forma Combined Statements of Operations of the Company for the year ended December 31, 2002 (the "Pro Forma Statements of Operations") have been prepared to illustrate the estimated effect of the reacquiring of The Old Fashioned Syrup Company, Inc. ("Syrup Company") from InGlobalVest, Inc. The pro forma financial statements should be read in conjunction with the notes thereto and the financial statements of the Company and related notes thereto contained in its filing on Form 10-KSB for each of the years ended December 31, 2002 and December 31, 2001 and Form 10-QSB for the period ended June 30, 2003.

Audited separate company financial statements for the Syrup Company have not been prepared since such operations for the years ended December 31, 2002 and 2001 were audited and presented as part of the consolidated Company financial statements filed with each of the respective Form 10-KSB's.

The pro-forma financials for the year ended December 31, 2001 have not been presented, since such audited financial statements, including the operations of the Syrup Company can be obtained from the Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission on April 1, 2002.

The pro-forma financials for the year ended December 31, 2002 have been presented on an unaudited basis utilizing the audited financials as filed with Form 10-KSB for the year ended December 31, 2002 and recording reclassifications for reinstating the discontinued operations of the Syrup Company and reinstating the sole remaining asset of the Syrup Company, which was the carrying value of the license agreement. All of the operations and assets and liabilities were subject to audit for the year ended December 31, 2002, except for the last nine days of the year. The operations for the Syrup Company for the last nine days were immaterial, since the Syrup Company was not filling any orders due to the lack of inventory and working capital for a few months prior to the December 21, 2002 transition date to InGlobal Vest, Inc.

                  CHAMPIONLYTE PRODUCTS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2002

                                                                                                  Pro Forma
                                   ASSETS                                       Consolidated     Adjustments          Pro Forma
                                                                                ------------     -------------      --------------
                                                                                  (audited)       (unaudited)         (unaudited)
Current assets:
    Cash and cash equivalents                                                   $        71                 -                  71
    Prepaid expenses                                                                 10,825                 -              10,825
                                                                                ------------     -------------      --------------
       Total current assets                                                          10,896                 -              10,896

Property and equipment, net                                                          27,284           107,067  (a)        134,351

                                                                                ------------     -------------      --------------

                                                                                $    38,180           107,067             145,247
                                                                                ============     =============      ==============

                            LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
    Accounts payable                                                            $   610,969           116,730  (c)        727,699
    Net liabilities of discontinued operations                                      116,730          (116,730) (c)              -
    Notes payable - related party                                                   140,000                 -             140,000
    Accrued expenses and other current liabilities                                  160,000                 -             160,000
                                                                                ------------     -------------      --------------
       Total current liabilities                                                  1,027,699                 -           1,027,699
                                                                                ------------     -------------      --------------

Series II redeemable convertible preferred stock, par value $.01 - authorized
    8,500 shares, 8,230 shares issued and outstanding (liquidation
    value $8,230,00)                                                              8,229,727                 -           8,229,727

Commitments and contingency                                                               -                 -                   -

Stockholders' deficiency:
    Series I convertible preferred stock,  par value $1.00  -  authorized
         100,000 shares, 0 shares issued and outstanding                                  -                 -                   -
    Common stock, par value $.001 - authorized 40,000,000 shares,
       issued and outstanding 7,559,399                                               7,560                 -               7,560
    Additional paid-in capital                                                    4,979,550                 -           4,979,550
    Accumulated deficit                                                         (14,206,355)          107,067  (a)    (14,099,288)
                                                                                ------------     -------------      --------------
       Total stockholders' deficiency                                            (9,219,245)          107,067          (9,112,178)
                                                                                ------------     -------------      --------------

                                                                                $    38,180           107,067             145,247
                                                                                ============     =============      ==============

                  CHAMPIONLYTE PRODUCTS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                         Pro Forma
                                                                      Consolidated      Adjustments            Pro Forma
                                                                     ---------------   ---------------       ---------------
                                                                         (audited)        (unaudited)          (unaudited)

Net sales                                                            $      266,336    $      685,554  (b)          951,890

Cost of goods sold                                                          165,909           568,630  (b)          734,539
                                                                     ---------------   ---------------       ---------------

Gross profit                                                                100,427           116,924               217,351

Selling, general and administrative                                       1,954,761           486,767 (a) (b)     2,441,528
                                                                     ---------------   ---------------       ---------------

Loss from operations                                                     (1,854,334)         (369,843)           (2,224,177)

Other income (expense):
Investment income                                                            11,732                 -                11,732
Interest expense                                                            (16,728)                -               (16,728)
Loss on sale of assets                                                       (2,229)                -                (2,229)
Gain on sales of investment                                                  10,860                 -                10,860
                                                                     ---------------   ---------------       ---------------

Other expenses, net                                                           3,634                 -                 3,634
                                                                     ---------------   ---------------       ---------------

Net loss from continuing operations before income tax expense            (1,850,700)         (369,843)           (2,220,543)
Income tax expense                                                                -                 -                     -
                                                                     ---------------   ---------------       ---------------
Net loss from continuing operations                                      (1,850,700)         (369,843)           (2,220,543)
Loss on from discontinued operations                                       (476,910)          476,910   (b)              (0)
                                                                     ---------------   ---------------       ---------------
Net Income (Loss)                                                        (2,327,610)          107,067            (2,220,543)
Series II deemed preferred dividends                                        411,500                                 411,500
                                                                     ---------------   ---------------       ---------------
Net income (loss) available to common shareholders                   $   (2,739,110)   $      107,067            (2,632,043)
                                                                     ===============   ===============       ===============

Basic and Diluted Earnings (Loss) Per share
Loss from contiuing operations available to shareholders             $        (0.30)                                  (0.35)
Loss from discontinued operations                                             (0.06)                                  (0.00)
                                                                     ---------------                         ---------------
                                                                     $        (0.36)                                  (0.35)
                                                                     ===============                         ===============

Weighted average number of common shares
  outstanding - basic and diluted                                         7,528,861                               7,528,861
                                                                     ===============                         ===============

                Notes to Unaudited Pro Forma Financial Statements

As previously reported on Form 8-K dated August 20, 2003, on August 20, 2003, Championlyte Inc. & Subs (the "Company") reacquired the Old Fashioned Syrup Company ("Syrup Company") from InGlobalVest, Inc. The Syrup Company manufactures and sells a sugar-free, fat-free chocolate flavored syrup product.


Pro forma adjustments are as follows:

(a)      To reinstate license agreement at December 31, 2002 for $107,067.

(b) To reclassify the loss from discontinuing operations to loss from continuing operations as if the Company had reacquired the Syrup Company at December 31, 2002.

(c) To reinstate payables attributed to the Syrup Company at December 31, 2002.

(c)      Exhibits

Number   Exhibit
------   -------

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CHAMPIONLYTE HOLDINGS, INC.

                             By: /s/ David Goldberg
                                ----------------------------------------------
                                    David Goldberg
                                    President

November 7, 2003


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